                                                        Exhibit 99.7
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                    ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: Barbara J. Houser
---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                     Chief Financial Officer
-------------------------------------------    ---------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                TITLE


Drew Keith                                               4/22/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:


/s/ Jessica L. Wilson                              Chief Accounting Officer
-------------------------------------------    ---------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                          TITLE


Jessica L. Wilson                                        4/22/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF PREPARER                                    DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                    ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

------------------------------------------------
COMPARATIVE  BALANCE  SHEET
--------------------------------------------------------------------------------------------
                                                      MONTH           MONTH         MONTH
                                       SCHEDULE    -----------------------------------------
ASSETS                                  AMOUNT     January 2002   February 2002   March 2002
--------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH               $    3,646    $        0      $        0    $        0
--------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                               $        0      $        0    $        0
--------------------------------------------------------------------------------------------
3.    TOTAL CASH                      $    3,646    $        0      $        0    $        0
--------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)       $   76,002    $    3,601      $    3,601    $    3,601
--------------------------------------------------------------------------------------------
5.    INVENTORY                                     $        0      $        0    $        0
--------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                              $        0      $        0    $        0
--------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                              $        0      $        0    $        0
--------------------------------------------------------------------------------------------
8.    OTHER (ATTACH  LIST)            $  375,137    $  805,440      $  804,454    $  803,218
--------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS            $  454,785    $  809,041      $  808,055    $  806,819
--------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT     $  120,412    $        0      $        0    $        0
--------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION / DEPLETION                      $        0      $        0    $        0
--------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                       $  120,412    $        0      $        0    $        0
--------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                             $        0      $        0    $        0
--------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)      $2,892,844    $2,723,098      $2,723,098    $2,723,098
--------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                           $        0      $        0    $        0
--------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                    $3,468,041    $3,532,139      $3,531,153    $3,529,917
--------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                              $        0      $        0    $        0
--------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                 $        0      $        0    $        0
--------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                 $        0      $        0    $        0
--------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                             $        0      $        0    $        0
--------------------------------------------------------------------------------------------
21.   SECURED DEBT                                  $        0      $        0    $        0
--------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                           $        0      $        0    $        0
--------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                   $        0      $        0    $        0
--------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------
24.   SECURED DEBT                                  $        0      $        0    $        0
--------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                   $   73,455    $        0      $        0    $        0
--------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                  $   68,502    $   62,509      $   62,509    $   62,509
--------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                           $1,225,717      $1,225,717    $1,225,717
--------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES   $  141,957    $1,288,226      $1,288,226    $1,288,226
--------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES               $  141,957    $1,288,226      $1,288,226    $1,288,226
--------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                    $2,194,261      $2,194,261    $2,194,261
--------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                              $   49,652      $   48,666    $   47,430
--------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                    $        0    $2,243,913      $2,242,927    $2,241,691
--------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES  &
      OWNERS' EQUITY                  $  141,957    $3,532,139      $3,531,153    $3,529,917
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                    ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------
                                             MONTH           MONTH          MONTH
                                          -----------------------------------------   QUARTER
REVENUES                                  January 2002   February 2002   March 2002    TOTAL
----------------------------------------------------------------------------------------------
1.    GROSS REVENUES                          $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS               $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
3.    NET REVENUE                             $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------
4.    MATERIAL                                $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
5.    DIRECT LABOR                            $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                         $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
8.    GROSS PROFIT                            $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION          $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                     $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
12.   RENT & LEASE                            $ 986           $ 986        $   986     $ 2,958
----------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                     $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                $ 986           $ 986        $   986     $ 2,958
----------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                        ($986)          ($986)         ($986)    ($2,958)
----------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)        $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)       $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                        $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
20.   AMORTIZATION                            $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                     $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES             $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                       $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                       $   0           $   0        $   250     $   250
----------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                     $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES           $   0           $   0        $   250     $   250
----------------------------------------------------------------------------------------------
27.   INCOME TAX                              $   0           $   0        $     0     $     0
----------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                       ($986)          ($986)       ($1,236)    ($3,208)
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                     ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

------------------------------------------------------------------------------------------
                                          MONTH           MONTH         MONTH
CASH RECEIPTS AND                      -----------------------------------------   QUARTER
DISBURSEMENTS                          January 2002   February 2002   March 2002    TOTAL
------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH             $0              $0            $0         $0
------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------
2.    CASH SALES                            $0              $0            $0         $0
------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------
3.    PREPETITION                           $0              $0            $0         $0
------------------------------------------------------------------------------------------
4.    POSTPETITION                          $0              $0            $0         $0
------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS              $0              $0            $0         $0
------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)        $0              $0            $0         $0
------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                        $0              $0            $0         $0
------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                   $0              $0            $0         $0
------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS          $0              $0            $0         $0
------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                        $0              $0            $0         $0
------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                  $0              $0            $0         $0
------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------
12.   NET PAYROLL                           $0              $0            $0         $0
------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                    $0              $0            $0         $0
------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID         $0              $0            $0         $0
------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                 $0              $0            $0         $0
------------------------------------------------------------------------------------------
16.   UTILITIES                             $0              $0            $0         $0
------------------------------------------------------------------------------------------
17.   INSURANCE                             $0              $0            $0         $0
------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                   $0              $0            $0         $0
------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                      $0              $0            $0         $0
------------------------------------------------------------------------------------------
20.   TRAVEL                                $0              $0            $0         $0
------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                         $0              $0            $0         $0
------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                 $0              $0            $0         $0
------------------------------------------------------------------------------------------
23.   SUPPLIES                              $0              $0            $0         $0
------------------------------------------------------------------------------------------
24.   ADVERTISING                           $0              $0            $0         $0
------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                   $0              $0            $0         $0
------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS         $0              $0            $0         $0
------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                     $0              $0            $0         $0
------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                     $0              $0            $0         $0
------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                   $0              $0            $0         $0
------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES         $0              $0            $0         $0
------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                   $0              $0            $0         $0
------------------------------------------------------------------------------------------
32.   NET CASH FLOW                         $0              $0            $0         $0
------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                   $0              $0            $0         $0
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                     ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------
                                                      MONTH           MONTH         MONTH
                                        SCHEDULE   -----------------------------------------
ACCOUNTS RECEIVABLE AGING                AMOUNT    January 2002   February 2002   March 2002
--------------------------------------------------------------------------------------------
1.    0-30                                            $    0         $    0         $    0
--------------------------------------------------------------------------------------------
2.    31-60                                           $    0         $    0         $    0
--------------------------------------------------------------------------------------------
3.    61-90                                           $    0         $    0         $    0
--------------------------------------------------------------------------------------------
4.    91+                                             $5,182         $5,182         $5,182
--------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE           $ 0         $5,182         $5,182         $5,182
--------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE                 $1,581         $1,581         $1,581
--------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)           $ 0         $3,601         $3,601         $3,601
--------------------------------------------------------------------------------------------

----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: March 2002
---------------------------------------------------------------
                            0-30   31-60   61-90    91+
TAXES PAYABLE               DAYS   DAYS    DAYS    DAYS   TOTAL
---------------------------------------------------------------
1.    FEDERAL               $  0    $0      $0      $0    $  0
---------------------------------------------------------------
2.    STATE                 $  0    $0      $0      $0    $  0
---------------------------------------------------------------
3.    LOCAL                 $  0    $0      $0      $0    $  0
---------------------------------------------------------------
4.    OTHER (ATTACH LIST)   $  0    $0      $0      $0    $  0
---------------------------------------------------------------
5.    TOTAL TAXES PAYABLE   $  0    $0      $0      $0    $  0
---------------------------------------------------------------

---------------------------------------------------------------
6.    ACCOUNTS PAYABLE      $250    $0      $0      $0    $250
---------------------------------------------------------------

----------------------------
STATUS OF POSTPETITION TAXES                            MONTH: March 2002
------------------------------------------------------------------------------
                               BEGINNING       AMOUNT                 ENDING
                                  TAX       WITHHELD AND/   AMOUNT      TAX
FEDERAL                        LIABILITY*    0R ACCRUED      PAID    LIABILITY
------------------------------------------------------------------------------
1.    WITHHOLDING**                $0            $0           $0        $0
------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**              $0            $0           $0        $0
------------------------------------------------------------------------------
3.    FICA-EMPLOYER**              $0            $0           $0        $0
------------------------------------------------------------------------------
4.    UNEMPLOYMENT                 $0            $0           $0        $0
------------------------------------------------------------------------------
5.    INCOME                       $0            $0           $0        $0
------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)          $0            $0           $0        $0
------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES          $0            $0           $0        $0
------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------
8.    WITHHOLDING                  $0            $0           $0        $0
------------------------------------------------------------------------------
9.    SALES                        $0            $0           $0        $0
------------------------------------------------------------------------------
10.   EXCISE                       $0            $0           $0        $0
------------------------------------------------------------------------------
11.   UNEMPLOYMENT                 $0            $0           $0        $0
------------------------------------------------------------------------------
12.   REAL PROPERTY                $0            $0           $0        $0
------------------------------------------------------------------------------
13.   PERSONAL PROPERTY            $0            $0           $0        $0
------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)          $0            $0           $0        $0
------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL          $0            $0           $0        $0
------------------------------------------------------------------------------
16.   TOTAL TAXES                  $0            $0           $0        $0
------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                     ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: March 2002

--------------------------------------
BANK  RECONCILIATIONS
                                               Account #1                Account #2         Account #3
----------------------------------------------------------------------------------------------------------------
A.    BANK:                                     Bank One                 Mid-Cities
----------------------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                          1586267807                 4235800                         TOTAL
----------------------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                    Operating-Closed 11/00   Operating - Closed 5/00
----------------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                   $0                       $0                             $0
----------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED             $0                       $0                             $0
----------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                 $0                       $0                             $0
----------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                      $0                       $0                             $0
----------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                  $0                       $0                  $0         $0
----------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN           account closed           account closed
----------------------------------------------------------------------------------------------------------------

--------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                 DATE OF                 TYPE OF             PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE                INSTRUMENT            PRICE       VALUE
----------------------------------------------------------------------------------------------------------------
7.    N/A
----------------------------------------------------------------------------------------------------------------
8.    N/A
----------------------------------------------------------------------------------------------------------------
9.    N/A
----------------------------------------------------------------------------------------------------------------
10.   N/A
----------------------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                         $0         $0
----------------------------------------------------------------------------------------------------------------

--------------------------------------
CASH
----------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                     $0
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                                            $0
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                     ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: March 2002
---------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------
                     INSIDERS
----------------------------------------------------
                       TYPE OF   AMOUNT   TOTAL PAID
       NAME            PAYMENT    PAID      TO DATE
----------------------------------------------------
1.    Mary Phillips    Salary      $0      $68,750
----------------------------------------------------
2.
----------------------------------------------------
3.
----------------------------------------------------
4.
----------------------------------------------------
5.
----------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                  $0      $68,750
----------------------------------------------------

-----------------------------------------------------------------------------------------
                                          PROFESSIONALS
-----------------------------------------------------------------------------------------
                           DATE OF COURT                                        TOTAL
                         ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
      NAME                    PAYMENT         APPROVED    PAID      TO DATE    & UNPAID *
-----------------------------------------------------------------------------------------
1.    N/A
-----------------------------------------------------------------------------------------
2.    N/A
-----------------------------------------------------------------------------------------
3.    N/A
-----------------------------------------------------------------------------------------
4.    N/A
-----------------------------------------------------------------------------------------
5.    N/A
-----------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                         $0         $0         $0           $0
-----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-------------------------------------------------------------------------

-----------------------------------------------------
                   SCHEDULED   AMOUNTS
                    MONTHLY      PAID        TOTAL
                    PAYMENTS    DURING      UNPAID
NAME OF CREDITOR      DUE       MONTH    POSTPETITION
-----------------------------------------------------
1.    N/A
-----------------------------------------------------
2.    N/A
-----------------------------------------------------
3.    N/A
-----------------------------------------------------
4.    N/A
-----------------------------------------------------
5.    N/A
-----------------------------------------------------
6.    TOTAL           $0         $0           $0
-----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                     ACCRUAL BASIS-7
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: March 2002
------------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------
                                                                 YES       NO
-------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
-------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                           X
-------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                     X
-------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                               X
-------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                               X
-------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                         X
-------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                           X
-------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
-------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
-------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                          X
-------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                    X
-------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                      X
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                 YES       NO
-------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                    X
-------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                      X
-------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------
                 TYPE OF                                                PAYMENT AMOUNT
                 POLICY                      CARRIER   PERIOD COVERED    & FREQUENCY
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                     FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                          ACCRUAL BASIS
---------------------------------------------

                                                        MONTH: March 2002

------------------------------------------------------------------------------------------
ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                     FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

     6                   All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------
                            Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------
                            Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     7                   All other insurance plans related to the Company are carried
------------------------------------------------------------------------------------------
                            at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------
                            400-42141.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
   General               Operations of this entity ceased October 12, 2000. Costs incurred
------------------------------------------------------------------------------------------
                            are final closing relating items.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

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CASE NAME: Longhorn Solutions, Inc.
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42147-BJH-11
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Details of Other Items

ACCRUAL BASIS-1                                            March 2002

8.    OTHER (ATTACH LIST)                                  $  803,218 Reported
                                                           ----------
         Intercompany Receivables                             763,553
         Deferred Taxes                                        36,717
         Security Deposit                                       2,948
                                                           ----------
                                                              803,218 Detail
                                                           ----------
                                                                   -- Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                           $2,723,098 Reported
                                                           ----------
         Software knowledge                                 3,397,988
         Accum Amortization                                  (674,890)
                                                           ----------
                                                            2,723,098 Detail
                                                           ----------
                                                                   -- Difference

27.   OTHER (ATTACH LIST)                                  $1,225,717 Reported
                                                           ----------
         Accrued income taxes                                 (71,204)
         Deferred income tax expense                        1,296,921
                                                           ----------
                                                            1,225,717 Detail
                                                           ----------
                                                                   -- Difference